PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT (this “Agreement”) dated as of April 24, 2006, is entered into among Foster Wheeler Ltd., a Bermuda company (“Company”), and the securityholders named on Schedule I hereto (collectively, the “Securityholders”), with respect to the 10.359% Senior Secured Notes Due September 15, 2011, Series A issued by Foster Wheeler LLC (“FWLLC”) and guaranteed by the Company (the “Senior Notes”) owned by the Securityholders.

WITNESSETH:

WHEREAS, as of the date hereof, each Securityholder beneficially owns and has the power to vote and dispose of the aggregate principal amount of Senior Notes as set forth on Schedule I hereto (such aggregate principal amount of Senior Notes and all accrued and unpaid interest thereon, the “Securities”);

WHEREAS, the Company desires to enter into this Agreement to purchase the Securities in exchange for the consideration described herein; and

NOW, THEREFORE, in contemplation of the foregoing and in consideration of the mutual agreements, covenants, representations and warranties contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

1.  Certain Covenants.

1.1  Lock-Up. Each Securityholder hereby covenants and agrees that during the term of this Agreement, such Securityholder will not take any action which would have the effect of preventing or disabling such Securityholder from performing its obligations under this Agreement. The Company hereby covenants and agrees that during the term of this Agreement the Company and FWLLC will not take any action that would have the effect of preventing or disabling the Company from performing its obligations under this Agreement.

1.2  Purchase and Sale of Securities. Each Securityholder agrees to sell the Securities to the Company in exchange for 25.558 common shares, par value $0.01 per share of the Company (the “Common Shares”) per $1,000 in aggregate principal amount of the Securities on the date hereof. Subject to the terms of this Agreement, the Company hereby agrees to purchase the Securities and to issue to the Securityholders in exchange therefor that number of Common Shares in the ratio described above and as more particularly set forth on Schedule I hereto. No additional Common Shares or other consideration shall be issued or paid, as applicable, in exchange for the accrued and unpaid interest on the Notes purchased hereunder. The Company shall electronically deliver such Common Shares to the Securityholders promptly following the delivery of the Securities to the Company (or to the Company’s account with the trustee for the Senior Notes) through the DWAC program of The Depository Trust Company on April 25, 2006.

1.3  Public Announcement. The Company shall issue a press release prior to the open of trading on the Nasdaq Stock Market on Tuesday, April 25, 2006, and, as soon thereafter as practicable on such date, file a Current Report on Form 8-K with a copy of such press release attached with the Securities and Exchange Commission (the “SEC”), which press release shall announce the Company’s purchase of the Securities and issuance of Common Shares hereunder and any other material, non-public information conveyed to the Securityholders in the conversations leading up to this Agreement by the Company and/or its financial advisor (the “Negotiations”), in each case sufficient so as to enable the Securityholders to freely purchase and sell public securities (including the Common Shares) of the Company (such press release and Form 8-K, collectively, the “Public Announcements”); provided that the Company shall (a) not be required to include any information in such press release that would cause such announcement to constitute a tender offer subject to Regulations 14D or 14E under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (b) afford each Securityholder a reasonable opportunity to review the Public Announcements and will make any modifications or revisions thereto reasonably requested by either Securityholder. Each Securityholder shall consult with the Company before issuing any press releases or otherwise making any public statements with respect to the transactions contemplated herein and shall not issue any such press release or make any such public statement without the approval of the Company, except as may be required by law.

1.4  Disclosure. Each Securityholder hereby authorizes the Company to publish and disclose in any announcement or disclosure required by the SEC or the Nasdaq Stock Market (the “Nasdaq”) or any other national securities exchange, its identity and ownership of the Securities and the nature of its commitments, arrangements and understandings under this Agreement; provided, however, that the Company shall (i) afford each Securityholder a reasonable opportunity to review such public disclosures of its identity and ownership and (ii) make any modifications or revisions thereto reasonably requested by such Securityholder. The Company hereby authorizes each Securityholder to make such disclosure or filings as may be required by the SEC or the Nasdaq or any other national securities exchange.

2.  Representations and Warranties of Securityholders. Each Securityholder, severally and not jointly, hereby represents and warrants to the Company, as of the date hereof, and as of the date the Company issues the Common Shares, that:

2.1  Ownership. Such Securityholder has good and marketable title to, and is the sole legal beneficial owner of the Securities, in each case free and clear of all liabilities, claims, liens, options, proxies, charges, participations and encumbrances of any kind or character whatsoever (collectively, “Liens”). At the time that the Company purchases Senior Notes pursuant to this Agreement, such Securityholder shall have transferred and conveyed to the Company or its designee good and marketable title to the Securities, free and clear of all Liens created by or arising through such Securityholder.

2.2  Authorization. Such Securityholder has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and has sufficient voting power and sufficient power of disposition with respect to the Securities with no restrictions on its voting rights or rights of disposition pertaining thereto. Such Securityholder has duly executed and delivered this Agreement and this Agreement is a legal, valid and binding agreement of such Securityholder, enforceable against such Securityholder in accordance with its terms, subject to the qualification, however, that enforcement of the rights and remedies created hereby is subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general application related to or affecting creditors’ rights and to general equity principles.

2.3  No Violation. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (a) require such Securityholder to file or register with, or obtain any material permit, authorization, consent or approval of, any governmental agency, authority, administrative or regulatory body, court or other tribunal, foreign or domestic, or any other entity, or (b) violate, or cause a breach of or default under, any material contract or agreement, any statute or law, or any judgment, decree, order, regulation or rule of any governmental agency, authority, administrative or regulatory body, court or other tribunal, foreign or domestic, or any other entity or any arbitration award binding upon such Securityholder, except for such violations, breaches or defaults which are not reasonably likely to have a material adverse effect on such Securityholder's ability to satisfy its obligations under this Agreement. No proceedings are pending which, if adversely determined, will have a material adverse effect on any ability to vote or dispose of any of the Securities. Such Securityholder has not previously assigned or sold any of the Securities to any third party.

2.4  Each Securityholder Has Adequate Information. Such Securityholder is (i) a “qualified institutional buyer” as such term is defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) or (ii) an “accredited investor” as such term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, and in each case, such Securityholder is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in, and dispositions of, securities representing an investment decision like that involved in the exchange of Securities for Common Shares under this Agreement. Such Securityholder is making its investment decision on the basis of information regarding the Company that is publicly available (including reports filed with the SEC) or was disclosed in the Negotiations. Such Securityholder acknowledges that the Company may be in possession of other material non-public information and is making its investment decision at its own risk. Such Securityholder acknowledges that the Company has not made and does not make any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement.

2.5  No Setoff. No Securityholder has any liability or obligation related to or in connection with the Securities other than the obligations to the Company as set forth in this Agreement.

3.  Representations and Warranties of the Company. The Company hereby represents and warrants to each Securityholder, as of the date hereof, and as of the date the Company issues the Common Shares, that:

3.1  Authorization. The Company has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The transactions contemplated hereby have been duly authorized by the Company’s Board of Directors, the Company has duly executed and delivered this Agreement and this Agreement is a legal, valid and binding agreement of the Company, enforceable against it in accordance with its terms, subject to the qualification, however, that enforcement of the rights and remedies created hereby is subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general application related to or affecting creditors’ rights and to general equity principles.

3.2  No Violation. Neither the execution and delivery of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby will (i) violate any provision of the Company’s or FWLLC’s memorandum of association or bye-laws or other organizational documents or those of any of its material subsidiaries; or (ii) violate, or cause a breach of or default under, any material contract or agreement, any statute or law, or any judgment, decree, order, regulation or rule of any governmental agency, authority, administrative or regulatory body, court or other tribunal, foreign or domestic, or any other entity or any arbitration award binding upon the Company or FWLLC, except for such violations, breaches or defaults which are not reasonably likely to have a Material Adverse Effect. A “Material Adverse Effect” shall mean any change, event, occurrence, effect or state of facts that, individually, or aggregated with other such matters, is materially adverse to, or otherwise could reasonably be expected to materially adversely affect, the business, assets (including intangible assets), properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole or the ability of the Company to perform its obligations under this Agreement.

3.3  Company SEC Documents.  Since December 31, 2005, the Company and its subsidiaries, as applicable, have filed all Company SEC Documents. “Company SEC Documents” means all forms, reports, schedules, statements and other documents required to be filed by each of the Company and its subsidiaries, as applicable, with the SEC under the Exchange Act or the Securities Act. The consolidated financial statements of the Company included in the Company SEC Documents at the time filed (and, in the case of registration statements, on the dates of effectiveness and the dates of mailing, respectively) were prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC), and fairly present in all material respects (subject, in the case of unaudited statements, to normal, recurring audit adjustments) the consolidated financial position of the Company and its subsidiaries as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended.

3.4  No Material Adverse Effect. There has not occurred or become known to the Company any event, development or circumstance since December 31, 2005 that (i) has caused or could reasonably be expected to cause a Material Adverse Effect, or (ii) has or could reasonably be expected to have a material adverse effect on the Company’s ability to consummate the transactions contemplated hereby that, in the case of clause (i) only, has not been disclosed in the Company SEC Documents or disclosed in writing to the Securityholders prior to the date hereof.

3.5  No Governmental Filings, etc. The execution, delivery and performance by the Company of this Agreement and the transactions contemplated hereby do not and shall not require any registration or filing with, the consent or approval of, notice to, or any other action with respect to, any Federal, state or other governmental authority or regulatory body.

3.6  Issuance under Section 3(a)(9). The issuance of the Common Shares in exchange for the Securities hereunder will be exempt from registration under the Securities Act pursuant to Section 3(a)(9) thereof. No commissions or other remuneration has been or will be paid directly or indirectly for soliciting the exchange pursuant to this Agreement. Accordingly, the Common Shares issued to the Securityholders hereunder will be free of any restrictive legend or stop transfer order and, assuming that the Securityholders are not affiliates of the Company within the meaning of Rule 405 under the Securities Act, will be freely transferable by the Securityholders.

3.7  Issuance of Common Shares. Upon issuance pursuant to this Agreement, the Common Shares issued to the Securityholders shall be duly authorized, validly issued, fully paid and nonassessable shares of capital stock of the Company.

4.  Survival of Representations and Warranties. The respective representations and warranties of each Securityholder and the Company contained herein shall not be deemed waived or otherwise affected by any investigation made by the other party hereto, and each representation and warranty contained herein shall survive the closing of the transactions contemplated hereby and the Termination Date (as defined below) until the expiration of the applicable statute of limitations, including extensions thereof.

5.  Specific Performance. Each Securityholder and the Company acknowledge that the other such party or parties will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements which are contained in this Agreement. It is accordingly agreed that, in addition to any other remedies which may be available to the parties hereunder upon the breach by any of the other parties of such covenants and agreements, the non-breaching party or parties shall have the right to obtain injunctive relief to restrain any breach or threatened breach of such covenants or agreements or otherwise to obtain specific performance of any of such covenants or agreements.

6.  Miscellaneous.

6.1  Term. (a) This Agreement shall terminate upon the consummation of the transactions contemplated hereby (the “Termination Date”).

(b) At the Termination Date, this Agreement shall thereupon become void and be of no further force and effect, provided that nothing herein shall relieve any party from liability hereof for breaches of this Agreement prior to the Termination Date.

6.2  Expenses. Each of the parties hereto shall pay its own expenses incurred in connection with this Agreement. Each of the parties hereto warrants and covenants to the others that it will bear all claims for brokerage fees attributable to action taken by it.

6.3  Binding Effect. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective representatives and permitted successors and assigns.

6.4  Entire Agreement. This Agreement contains the entire understanding of the parties and supersedes all prior agreements and understandings between the parties with respect to its subject matter, other than prior agreements and understandings set forth in any confidentiality agreements entered into between the Company and any Securityholder. This Agreement may be amended only by a written instrument duly executed by the parties hereto.

6.5  Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Time is of the essence with respect to all provisions of this Agreement.

6.6  Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original, but each of which together shall constitute one and the same Agreement. Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart.

6.7  Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given if so given) by delivery, telegram or telecopy, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any national courier service, provided that any notice delivered as herein provided shall also be delivered by telecopy at the time of such delivery. All communications hereunder shall be delivered to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof):

(a)	If to the Company: Foster Wheeler Ltd. c/o Foster Wheeler Inc. Perryville Corporate Park Clinton, New Jersey 08809-4000 Attn: Peter Ganz Telecopy: (908) 730-5300
with a copy to:	King & Spalding LLP 1185 Avenue of the Americas New York, NY 10036 Attention: Lawrence A. Larose, Esq. Telecopy: (212) 556-2222
(b)	If to a Securityholder, to such Securityholder’s address set forth on Schedule I

6.8  Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to its principles of conflicts of laws that would result in the application of the laws of any other jurisdiction.

6.9  Enforceability. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

6.10  Remedies Not Exclusive. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity will be cumulative and not alternative, and the exercise of any thereof by either party will not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

6.11  Waiver of Jury Trial. EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

IN WITNESS WHEREOF, the Company and each Securityholder have caused this Agreement to be duly executed as of the day and year first above written.

FOSTER WHEELER LTD.

By: /s/ Raymond J. Milchovich
Name: Raymond J. Milchovich
Title: Chairman, President & CEO

MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

By: /s/ Lisa Ann O’Donnell
Name: Lisa Ann O’Donnell
Title: Director MLIM, Authorized Signatory

MERRILL LYNCH INTERNATIONAL INVESTMENT FUND (MLIIF Global Allocation Fund)

By: /s/ Lisa Ann O’Donnell
Name: Lisa Ann O’Donnell
Title: Director MLIM, Authorized Signatory

FAM VARIABLE SERIES FUNDS, INC. (Mercury Global Allocation V.I. Fund)

By: /s/ Lisa Ann O’Donnell
Name: Lisa Ann O’Donnell
Title: Director MLIM, Authorized Signatory

FAM SERIES FUND, INC. (Mercury Allocation Strategy Portfolio)

By: /s/ Lisa Ann O’Donnell
Name: Lisa Ann O’Donnell
Title: Director MLIM, Authorized Signatory

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[Signature Page Continued]

ORE HILL HUB FUND LTD.
By: Ore Hill Partners LLC
Its: Investment Advisor

By: /s/ Claude A. Baum
Name: Claude A. Baum
Title: General Counsel, One Hill Partners LLC

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Schedule I

Securityholder	Senior Notes	Common Shares	Address

Merrill Lynch Global Allocation Fund, Inc.	$32,382,000	827,619	800 Scudders Mill Road Plainsboro, NJ 08536 Attention: Lisa O’Donnell
Merrill Lynch International Investment Fund (MLIIF Global Allocation Fund)	$7,630,000	195,008	800 Scudders Mill Road Plainsboro, NJ 08536 Attention: Lisa O’Donnell
FAM Variable Series Funds, Inc. (Mercury Global Allocation V.I. Fund)	$1,875,000	47,921	800 Scudders Mill Road Plainsboro, NJ 08536 Attention: Lisa O’Donnell
FAM Series Fund, Inc. (Mercury Global Allocation Strategy Portfolio)	$685,000	17,507	800 Scudders Mill Road Plainsboro, NJ 08536 Attention: Lisa O’Donnell
Ore Hill Hub Fund Ltd.	$7,428,000	189,845	Ore Hill Partners LLC 650 Fifth Avenue 9th Floor New York, NY 10019 Attn: Johannes Homan